SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 29, 2003

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-36XS, Class A1, Class A2, Class A3, Class A4, Class A5, Class A-IO, Class M1, Class M2 and Class M3 Certificates (the “Certificates”). The Certificates have been registered pursuant to the Securities Act of 1933, as amended (the “Act”) under a Registration Statement on Form S-3 (No. 333-106925) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Daniel Israeli

      Name: Daniel Israeli

      Title:   Vice President

Dated:  October 29, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

Exhibit 99.1     Computational Materials